Exhibit 4(c)




                            GENERAL ELECTRIC COMPANY


                                       AND


                              THE BANK OF NEW YORK,


                                   AS TRUSTEE


                              --------------------


                           SUBORDINATED NOTE INDENTURE


                              Dated as of __ 1, 20


                              --------------------

                              CROSS-REFERENCE TABLE


    Section of
Trust Indenture Act                                                 Section of
of 1939, as amended                                                  Indenture
-------------------                                                  ---------

310(a).........................................................      7.09
310(b).........................................................      7.08
      .........................................................      7.10
310(c).........................................................     Inapplicable
311(a).........................................................      7.13
311(b).........................................................      7.13
311(c).........................................................     Inapplicable
312(a).........................................................      5.01
      .........................................................      5.02(a)
312(b).........................................................      5.02(c)
      .........................................................      5.02(d)
312(c).........................................................      5.02(e)
313(a).........................................................      5.04(a)
313(b).........................................................      5.04(a)
313(c).........................................................      5.04(a)
313(d).........................................................      5.04(b)
314(a).........................................................      5.03
314(b).........................................................     Inapplicable
314(c).........................................................     13.06(a)
314(d).........................................................     Inapplicable
314(e).........................................................     13.06(b)
314(f).........................................................     Inapplicable
315(a).........................................................      7.01(a)
      .........................................................      7.02
315(b).........................................................      6.07
315(c).........................................................      7.01(a)



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315(d).........................................................      7.01(b)
315(e).........................................................      6.08
316(a).........................................................      6.06
      .........................................................      8.04
316(b).........................................................      6.04
316(c).........................................................      8.01
317(a).........................................................      6.02
317(b).........................................................      4.03
318(a).........................................................     13.08

                                TABLE OF CONTENTS

         This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions

                                    RECITALS:

         Purpose of Indenture..................................................1
         Compliance with legal requirements....................................1
         Purpose of and consideration for Indenture............................2

ARTICLE ONE - DEFINITIONS

         Section 1.01

                  Certain terms defined, other terms defined in the Trust Indenture Act of 1939, as amended, or by reference therein in the Securities Act of 1933, as amended, to have the meanings assigned therein

                  Affiliate....................................................2
                  Authenticating Agent.........................................3
                  Authorized Officer...........................................3
                  Board of Directors...........................................3
                  Board Resolution.............................................3
                  Business Day.................................................3
                  Certificate..................................................3
                  Commission...................................................4
                  Company......................................................4
                  Company Order................................................4
                  Corporate Trust Office.......................................4
                  Debt.........................................................4
                  Default......................................................5
                  Depository...................................................5
                  Discount Security............................................5
                  Dollar.......................................................5
                  Eligible Obligations.........................................5
                  Event of Default.............................................6
                  Global Security..............................................6
                  Governmental Authority.......................................6
                  Governmental Obligations.....................................6
                  Guarantee....................................................7
                  Indenture....................................................7
                  Instructions.................................................7
                  Interest ....................................................7

                  Interest Payment Date........................................7
                  Lien.........................................................8
                  Officers' Certificate........................................8
                  Opinion of Counsel...........................................8
                  Outstanding..................................................8
                  Periodic Offering............................................9
                  Person.......................................................9
                  Place of Payment.............................................9
                  Predecessor Security.........................................9
                  Responsible Officer.........................................10
                  Security....................................................10
                  Securityholder..............................................10
                  Senior Debt.................................................10
                  Series......................................................11
                  Subsidiary..................................................11
                  Trade Payables..............................................11
                  Tranche.....................................................11
                  Trustee.....................................................11
                  Trust Indenture Act.........................................12
                  United States...............................................12

ARTICLE TWO - ISSUE, DESCRIPTION, TERMS, EXECUTION,
REGISTRATION AND EXCHANGE OF SECURITIES

         Section 2.01
                  Designation, terms, amount, authentication
                  and delivery of Securities..................................12

         Section 2.02
                  Form of Security and Trustee's certificate..................14

         Section 2.03
                  Date and denominations of Securities,
                  and provisions for payment of principal,
                  premium and interest........................................15

         Section 2.04
                  Execution of Securities.....................................17

         Section 2.05
                  Exchange of Securities......................................19
                  (a)      Registration and transfer
                           of Securities......................................19
                  (b)      Security Register; Securities to be accompanied
                           by proper instruments of transfer..................19
                  (c)      Charges upon exchange, transfer or
                           registration of Securities.........................20

                  (d)      Restrictions on transfer or
                           exchange at time of redemption.....................20

         Section 2.06
                  Temporary Securities........................................20

         Section 2.07
                  Mutilated, destroyed, lost or
                  stolen Securities...........................................21

         Section 2.08
                  Cancellation of surrendered Securities......................22

         Section 2.09
                  Provisions of Indenture and Securities
                  for sole benefit of parties and
                  Securityholders.............................................22

         Section 2.10
                  Appointment of Authenticating Agent.........................22

         Section 2.11
                  Global Security.............................................23
                  (a)      Authentication and Delivery;
                           Legend.............................................23
                  (b)      Transfer of Global Security........................23
                  (c)      Issuance of Securities in
                           Definitive Form....................................24

         Section 2.12
                  Payment in Proper Currency..................................24

         Section 2.13
                  Identification of Securities................................25

ARTICLE THREE - REDEMPTION OF SECURITIES AND
SINKING FUND PROVISIONS

         Section 3.01
                  Redemption of Securities....................................25

         Section 3.02
                  (a)   Notice of redemption..................................25
                  (b) Selection of Securities in case
                           less than all Securities to be
                           redeemed...........................................26

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


         Section 3.03
                  (a)      When Securities called for
                           redemption become due and payable..................27
                  (b)      Receipt of new Security upon
                           partial payment....................................28

         Section 3.04
                  Sinking Fund for Securities.................................28

         Section 3.05
                  Satisfaction of Sinking Fund
                  Payments with Securities....................................28

         Section 3.06
                  Redemption of Securities for
                  Sinking Fund................................................28

ARTICLE FOUR - PARTICULAR COVENANTS OF THE COMPANY

         Section 4.01
                  Payment of principal (and premium
                  if any) and interest on Securities..........................29

         Section 4.02
                  Maintenance of office or agency for payment of Securities, designation of office or agency for payment, registration, transfer and exchange of
                  Securities..................................................29

         Section 4.03
                  (a)      Duties of paying agent.............................30
                  (b)      Company as paying agent............................30
                  (c)      Holding sums in trust..............................31

         Section 4.04
                  Appointment to fill vacancy in
                  office of Trustee...........................................31

         Section 4.05
                  Restriction on consolidation,
                  merger or sale..............................................31

         Section 4.06
                  Notice of Discount Security.................................31

ARTICLE FIVE - SECURITYHOLDERS' LISTS AND REPORTS
BY THE COMPANY AND THE TRUSTEE

         Section 5.01
                  Company to furnish Trustee information
                  as to names and addresses of
                  Securityholders.............................................32

         Section 5.02
                  (a)      Trustee to preserve information
                           as to names and addresses of
                           Securityholders received by it
                           in capacity of paying agent........................32
                  (b)      Trustee may destroy list of
                           Securityholders on certain
                           conditions.........................................32
                  (c)      Trustee to make information as to
                           names and addresses of Securityholders
                           available to "applicants" to mail
                           communications to Securityholders in
                           certain circumstances..............................32
                  (d)      Procedure if Trustee elects not to
                           make information available to
                           applicants.........................................33
                  (e)      Company and Trustee not accountable
                           for disclosure of information......................33

         Section 5.03
                  (a)      Annual and other reports to be filed
                           by Company with Trustee............................34
                  (b)      Additional information and reports
                           to be filed with Trustee and
                           Securities and Exchange Commission.................34
                  (c)      Summaries of information and reports
                           to be transmitted by Company to
                           Securityholders....................................34
                  (d)      Annual Certificate to be furnished
                           to Trustee.........................................34
                  (e)      Effect of Delivery to Trustee......................35

         Section 5.04
                  (a)      Trustee to transmit annual report
                           to Securityholders.................................35
                  (b)      Trustee to transmit certain further
                           reports to Securityholders and copies of reports to be filed with stock exchanges and Securities and
                           Exchange Commission................................35

ARTICLE SIX - REMEDIES OF THE TRUSTEE AND
SECURITYHOLDERS ON EVENT OF DEFAULT

         Section 6.01
                  (a)      Events of default defined..........................35
                  (b)      Acceleration of maturity
                           upon Event of Default..............................37
                  (c)      Waiver of default and rescission
                           of declaration of maturity.........................37
                  (d)      Restoration of former position
                           and rights upon curing default.....................38

         Section 6.02
                  (a) Covenant of Company to pay to Trustee whole amount due on Securities on default in payment of interest or principal (and premium, if any).................38
                  (b)      Trustee may recover judgment for
                           whole amount due on Securities on
                           failure of Company to pay..........................38
                  (c)      Billing of proof of claim by Trustee
                           in bankruptcy, reorganization or
                           receivership proceeding............................39
                  (d)      Rights of action and of asserting
                           claims may be enforced by Trustee
                           without possession of Securities...................39

         Section 6.03
                  Application of monies collected by Trustee..................40

         Section 6.04
                  Limitation on suits by holders of Securities................40

         Section 6.05
                  (a)      Remedies Cumulative................................41
                  (b)      Delay or omission in exercise
                           of rights not waiver of default....................42

         Section 6.06
                  Rights of holders of majority in
                  principal amount of Securities to
                  direct trustee and to waive defaults........................42

         Section 6.07
                  Trustees to give notice of defaults
                  known to it, but may withhold in
                  certain circumstances.......................................43

         Section 6.08
                  Requirements of an undertaking to pay
                  costs in certain suits under Indenture
                  or against Trustee..........................................43

ARTICLE SEVEN - CONCERNING THE TRUSTEE

         Section 7.01
                  (a)      Upon Event of Default occurring and
                           continuing, Trustee shall exercise powers
                           vested in it, and use same degree of
                           care and skill in their exercise, as
                           prudent individual will use........................44
                  (b)      Trustee not relieved from liability
                           for negligence or willful misconduct
                           except as provided in this section.................44
                           (1)      Prior to Event of Default and
                                    after the curing of all Events of
                                    Default which may have occurred
                                    (i)     Trustee not liable except for
                                            performance of duties specifically
                                            set forth
                                    (ii)    In absence of bad faith, Trustee
                                            may conclusively rely on
                                            certificates or opinions furnished
                                            it hereunder,subject to duty to
                                            examine the same if specifically
                                            required to be furnished to it

                           (2) Trustee not liable for error of judgment made in good faith by Responsible Officer unless Trustee negligent

                           (3) Trustee not liable for action or non-action in accordance with direction of holders of majority in principal amount of Securities

                           (4) Trustee need not expend own funds without adequate indemnity

                  (c) Every provision relating to conduct of affecting liability of or affording protection to Trustee subject to Section 7.01............................45

         Section 7.02
                  Subject to provisions of Section 7.01:
                  (a)      Trustee may rely on documents believed
                           genuine and properly signed or presented...........46
                  (b)      Sufficient evidence by certain
                           instruments provided for...........................46
                  (c)      Trustee may consult with counsel and act
                           on advice or Opinion of Counsel....................46
                  (d)      Trustee may require indemnity from
                           Securityholders....................................46
                  (e)      Trustee not liable for actions in good
                           faith believed to be authorized....................46
                  (f)      Trustee not bound to investigate facts or
                           matters stated in certificates, etc. unless
                           requested in writing by Securityholders............46
                  (g)      Trustee may perform duties directly or
                           through agents or attorneys........................47
                  (h)      Permissive rights of Trustee.......................47
                  (i)      Rights extended to Trustee in each of
                           its capacities.....................................47
                  (j)      Trustee may request certificate regarding
                           authorized officers................................47

         Section 7.03
                  (a)      Trustee not liable for recitals in
                           Indenture or in Securities.........................47
                  (b)      No representations by Trustee as to
                           validity or Indenture or of Securities.............48
                  (c)      Trustee not accountable for use of
                           Securities or proceeds.............................48

         Section 7.04
                  Trustee, paying agent or Security
                  Registrar may own Security..................................48

         Section 7.05
                  Monies received by Trustee to be held
                  in Trust without interest...................................48

         Section 7.06
                  (a)      Trustee entitled to compensation,
                           reimbursement and indemnity........................48
                  (b)      Obligations to Trustee to be
                           secured by lien prior to
                           Securities.........................................49


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

                  (c)      Nature of Expenses.................................49
                  (d)      Survival of Obligations............................49

         Section 7.07
                  Right of Trustee to rely on certificate
                  of officers of Company where no other
                  evidence specifically prescribed............................49

         Section 7.08
                  Trustee acquiring conflicting interest
                  to eliminate conflict or resign.............................49

         Section 7.09
                  Requirements for eligibility of
                  trustee.....................................................49

         Section 7.10
                  (a)      Resignation of Trustee and
                           appointment of successor...........................50
                  (b) Removal of Trustee by Company or by court on Securityholders'
                           application........................................50
                  (c)      Removal of Trustee by holders
                           of majority in principal amount
                           of Securities......................................51
                  (d)      Time when resignation or removal
                           of Trustee effective...............................51
                  (e)      One Trustee for each series........................52

         Section 7.11
                  (a)      Acceptance by successor Trustee....................52
                  (b)      Trustee with respect to less than all series.......52
                  (c)      Company to confirm Trustee's rights................53
                  (d)      Successor Trustee to be qualified..................53
                  (e)      Notice of succession...............................53

         Section 7.12
                  Successor to Trustee by merger, consolidation
                  of succession to business...................................53

         Section 7.13
                  Limitations on rights of Trustee as a
                  creditor to obtain payment of certain
                  claims......................................................54

ARTICLE EIGHT - CONCERNING THE SECURITYHOLDERS

         Section 8.01
                  Evidence of action by Securityholders.......................54

         Section 8.02
                  Proof of execution of instruments and of
                  holding of Securities.......................................55

         Section 8.03
                  Who may be deemed owners of Securities......................55

         Section 8.04
                  Securities owned by Company or controlled
                  or controlling companies disregarded for
                  certain purposes............................................56

         Section 8.05
                  Instruments executed by Securityholders
                  bind future holders.........................................56

ARTICLE NINE - SUPPLEMENTAL INDENTURES

         Section 9.01
                  Purposes for which supplemental indenture
                  may be entered into without consent of
                  Securityholders.............................................57

         Section 9.02
                  Modification of Indenture with consent
                  of Securityholders..........................................60

         Section 9.03
                  Effect of supplemental indentures...........................61

         Section 9.04
                  Securities may bear notation of changes
                  by supplemental indentures..................................61

         Section 9.05
                  Opinion of Counsel..........................................62

ARTICLE TEN - CONSOLIDATION, MERGER AND SALE

         Section 10.01
                  Consolidations or mergers of Company
                  and sales or conveyances of property
                  of Company permitted........................................62

         Section 10.02
                  (a)      Rights and duties of successor company.............62
                  (b)      Appropriate changes may be made in
                           phraseology and form of Securities.................63
                  (c)      Company may consolidate or merge into
                           itself or acquire properties of other
                           corporations.......................................63

         Section 10.03
                  Opinion of Counsel..........................................63

ARTICLE ELEVEN - SATISFACTION AND DISCHARGE OF INDENTURE;
UNCLAIMED MONIES

         Section 11.01
                  Defeasance and conditions to defeasance.....................64

         Section 11.02
                  Application by Trustee of funds deposited
                  for payment of Securities...................................65

         Section 11.03
                  Repayment of monies held by paying agent....................65

         Section 11.04
                  Repayment of monies held by Trustee.........................66

ARTICLE TWELVE - IMMUNITY OF INCORPORATORS, STOCKHOLDERS,OFFICERS AND DIRECTORS

         Section 12.01
                  Incorporators, Stockholders, officers and
                  directors of Company exempt from individual
                  liability...................................................66

ARTICLE THIRTEEN - MISCELLANEOUS PROVISIONS

         Section 13.01
                  Successors and assigns of Company
                  bound by Indenture..........................................67

         Section 13.02
                  Acts of board, committee or officer
                  of successor company valid..................................67

         Section 13.03
                  Surrender of powers by Company..............................67

         Section 13.04
                  Required notices or demands may by
                  served by mail..............................................67

         Section 13.05
                  Indenture and Securities to be construed
                  in accordance with laws of the State
                  of New York.................................................67

         Section 13.06
                  (a)      Officers' Certificate and Opinion of
                           Counsel to be furnished upon applications
                           or demands by Company..............................68
                  (b)      Statements to be included in each
                           certificate or opinion with respect
                           to compliance with condition or covenant...........68

         Section 13.07
                  Payments due on non-Business Days...........................68

         Section 13.08
                  Provisions required by Trust Indenture
                  Act of 1939 to control......................................68

         Section 13.09
                  Indenture may be executed in counterparts...................69

         Section 13.10
                  Separability of Indenture provisions........................69

         Section 13.11
                  Assignment by Company to subsidiary.........................69

         Section 13.12
                  Headings....................................................69

         Section 13.13
                  Securities in Foreign Currencies............................69

ARTICLE FOURTEEN - SUBORDINATION OF INDENTURES

         Section 14.01
                  Agreement to Subordinate....................................70

         Section 14.02
                  Default on Senior Debt......................................70

         Section 14.03
                  Liquidation; Dissolution; Bankruptcy........................71

         Section 14.04
                  Subrogation of Debentures...................................72

         Section 14.05
                  Authorization by Debentureholders...........................73

         Section 14.06
                  Notice to Trustee...........................................74

         Section 14.07
                  Trustee's Relation to Senior Debt...........................75

         Section 14.08
                  No Impairment to Subordination..............................75

         Section 14.09
                  Article Applicable to Paying Agents.........................76

         Section 14.10
                  Trust Moneys Not Subordinated...............................76


ACCEPTANCE OF TRUST BY TRUSTEE................................................76

TESTIMONIUM...................................................................77

SIGNATURES....................................................................77

         THIS INDENTURE, dated as of the 1st day of __, 2001, between GENERAL ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of New York (hereinafter sometimes referred to as the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "Trustee"):

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured promissory notes or other evidences of indebtedness
(hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be manually authenticated by the certificate of the Trustee, and which will rank pari passu with all other unsecured and unsubordinated debt of the Company;

         WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

         WHEREAS, the Securities and the certificate of authentication to be borne by the Securities (the "Certificate of Authentication") are to be substantially in such forms as may be approved by a Company Order (as defined below), or set forth in this Indenture or in any indenture supplemental to this Indenture;

         AND WHEREAS, all acts and things necessary to make the Securities issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of such Securities, and the execution of this Indenture has been and the issuance hereunder of the Securities has been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Securities, without any discrimination, preference or priority of any one Security over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

         SECTION 1.01 The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any Company Order, any Board Resolution, and any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

Affiliate:

The term "Affiliate" of the Company shall mean any company at least a majority of whose outstanding voting stock shall at the time be owned by the Company, or by one or more direct or indirect subsidiaries of or by the Company and one or more direct or indirect subsidiaries of the Company. For the purposes only of this definition of the term "Affiliate", the term "voting stock", as applied to the stock of any company, shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such company, other than stock having such power only by reason of the occurrence of a contingency.

Authenticating Agent:

The term "Authenticating Agent" shall mean an authenticating agent with respect to all or any of the series of Securities, as the case may be, appointed with respect to all or any series of the Securities, as the case may be, by the Trustee pursuant to Section 2.10.

Authorized Officer:

The term "Authorized Officer" shall mean the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Indenture.

Board of Directors or Board:

The term "Board of Directors" or "Board" shall mean the Board of Directors of the Company, or any duly authorized committee of such Board.

Board Resolution:

The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Associate or Attesting Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Business Day:

The term "Business Day",  with respect to any Security,  shall mean any day that
(a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable as specified in the form of such Security and
(b) in the city in which the Trustee administers its corporate trust business, is not a day on which banking institutions are authorized or required by law or regulation to close.

Certificate:

The term "Certificate" shall mean a certificate signed by an Authorized Officer. The Certificate need not comply with the provisions of Section 13.06.

Commission:

The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties on such date.

Company:

The term "Company" shall mean General Electric Company, a corporation duly organized and existing under the laws of New York, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

Company Order:

The term "Company Order" shall mean a written order signed in the name of the Company by an Authorized Officer and the Secretary or an Associate or Attesting Secretary of the Company, pursuant to a Board Resolution establishing a series of Securities.

Corporate Trust Office:

The term "Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

Debt:

The term "Debt" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money,
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) all obligations of such Person in respect of letters of credit or bankers' acceptances or other similar instruments (or reimbursement obligations thereto) issued on the account of such person, (iv) all obligations of such person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capitalized leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; PROVIDED that, for purposes of determining the amount of any Debt of the type described in this clause (vi), if recourse with respect to such Debt is limited to such asset, the amount of such Debt shall be limited to the lesser of the fair market value of such asset or the amount of such Debt, (vii) all Debt and dividends of others Guaranteed by such Person to the extent such Debt and dividends are Guaranteed by such Person, and (viii) to the extent not otherwise included in this definition, all obligations of such Person for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity prices, forward contracts, options, swaps, collars and similar arrangements.

Default:

The term "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

Depository:

The term "Depository" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

Discount Security:

The term "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01(b).

Dollar:

The term "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

Eligible Obligations:

The term "Eligible Obligations" means (a) with respect to Securities denominated in Dollars, Governmental Obligations; or (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 2.01.

Event of Default:

The term "Event of Default" with respect to Securities of a particular series shall mean any event specified in Section 6.01, continued for the period of time, if any, therein designated.

Global Security:

The term "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depository or its nominee.

Governmental Authority:

The term "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.

Governmental Obligations:

The term "Governmental Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

Guarantee:

The term "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

Indenture:

The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the terms of a particular series of Securities established as contemplated by Section 2.01.

Instructions:

The term "Instructions" shall mean instructions acceptable to the Trustee issued pursuant to a Company Order in connection with a Periodic Offering and signed by an Authorized Officer. Instructions need not comply with the provisions of
Section 13.06.

Interest:

The term "interest" when used with respect to non-interest bearing Securities shall mean interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Company becomes obligated to acquire a Security, whether by purchase or otherwise.

Interest Payment Date:

The term "Interest Payment Date" when used with respect to any installment of interest on a Security of a particular series shall mean the date specified in such Security or in a Board Resolution, Company Order or an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

Lien:

The term "Lien" means, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property. For purposes of this Indenture, the Company shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property.

Officers' Certificate:

The term "Officers' Certificate" shall mean a certificate signed by an Authorized Officer and by the Secretary or Assistant or Attesting Secretary of the Company. Each such certificate shall include the statements provided for in
Section 13.06, if and to the extent required by the provisions thereof.

Opinion of Counsel:

The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel for the Company. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

Outstanding:

The term "outstanding", when used with reference to Securities of any series, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which monies or Eligible Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities paid pursuant to Section 2.07 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07. The principal amount of a Discount Security that shall be deemed to be Outstanding for purposes of this Indenture shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof.

Periodic Offering:

The term "Periodic Offering" means an offering of Securities of a series from time to time, during which any or all of the specific terms of the Securities, including without limitation the rate or rates of interest, if any, thereon, the maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

Person:

The term "person" means any individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or any Governmental Authority.

Place of Payment:

The term "Place of Payment" shall mean the place or places where the principal of and interest, if any, on the Securities of any series are payable as specified in accordance with Section 2.01.

Predecessor Security:

The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Responsible Officer:

The term "Responsible Officer" when used with respect to the Trustee shall mean any vice president, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Security or Securities:

The term "Security" or "Securities" shall mean any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

Securityholder:

The term "Securityholder", "holder of Securities" or "registered holder" shall mean the person or persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Senior Debt:

The term "Senior Debt" means the principal of (and premium, if any) and interest on all Debt of the Company whether created, incurred or assumed before, on or after the date of this Indenture; PROVIDED that such Senior Debt shall not include (i) Debt of the Company that, when incurred and without respect to any election under Section 1111(b) of Title 11, U.S. Code, was without recourse, and
(ii) any other Debt of the Company which by the terms of the instrument creating or evidencing the same is specifically designated as being subordinated to or PARI PASSU with the Securities.

Series:

The term "series" means a series of Securities established pursuant to this Indenture and includes, if the context so requires, each Tranche thereof.

Subsidiary:

The term "Subsidiary" means any corporation at least a majority of whose outstanding voting stock shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries. For the purposes only of this definition of the term "Subsidiary", the term "voting stock", as applied to the stock of any corporation shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the occurrence of a contingency.

Trade Payables:

The term "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

Tranche:

The term "Tranche" means Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

Trustee:

The term "Trustee" shall mean The Bank of New York, and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one person acting in such capacity hereunder, "Trustee" shall mean each such person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

Trust Indenture Act:

The term "Trust Indenture Act", subject to the provisions of Sections 9.01, 9.02, and 10.01, shall mean the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

United States:

The term "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.


                                   ARTICLE TWO
                      ISSUE, DESCRIPTION, TERMS, EXECUTION,
                     REGISTRATION AND EXCHANGE OF SECURITIES

         SECTION 2.01 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series and in one or more Tranches thereof. Each series shall be authorized by a Company Order or Orders or one or more indentures supplemental hereto, which shall specify whether the Securities of such series shall be subject to a Periodic Offering. The Company Order or Orders or supplemental indenture and, in the case of a Periodic Offering, Instructions or other procedures acceptable to the Trustee specified in such Company Order or Orders, shall establish the terms of the series, which may include the following: (i) any limitations on the aggregate principal amount of the Securities to be authenticated and delivered under this Indenture as part of such series (except for Securities authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Securities of that series); (ii) the stated maturity or maturities of such series and any right to extend such date or dates; (iii) the date or dates from which interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Date; (iv) the interest rate or rates (which may be fixed or variable), or method of calculation of such rate or rates, for such series; (v) the terms, if any, regarding the redemption, purchase or repayment of such series (whether at the option of the Company or a holder of the Securities of such series and whether pursuant to a sinking fund or analogous provisions, including payments made in cash in anticipation of future sinking fund obligations), including redemption, purchase or repayment date or dates of such series, if any, and the price or prices and other terms and conditions applicable to such redemption, purchase or repayment (including any premium); (vi) whether or not the Securities of such series shall be issued in whole or in part in the form of a Global Security and, if so, the Depositary for such Global Security and the related procedures with respect to transfer and exchange of such Global Security; (vii) the designation of such series; (viii) the form of the Securities of such series; (ix) the maximum annual interest rate, if any, of the Securities permitted for such series; (x) whether the Securities of such series shall be subject to Periodic Offering; (xi) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of such series shall be payable, if other than Dollars and the manner of determining the Dollar equivalent for purposes of determining Securities outstanding; (xii) any other information necessary to complete the Securities of such series; (xiii) the establishment of any office or agency pursuant to
Section 4.02 hereof and any other place or places which the principal of and interest, if any, on Securities of that series shall be payable; (xiv) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable; (xv) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series denominated in a currency other than Dollars or in a composite currency; (xvi) whether or not the Securities of such series shall be issued as Discount Securities and the terms thereof, including the portion of the principal amount thereof which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01(b);
(xvii) if the principal, premium, if any, or interest, if any, on such Securities are to be payable, at the election of the Company or the holder thereof, in coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election shall be made; (xviii) if the amount of payment of principal of and premium, if any, or interest, if any, on such Securities may be determined with reference to an index, formula or other method, or based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amount shall be determined; (xix) the date or dates, if any, after which the Securities may be converted or exchanged into or for shares of the Company's common stock or another company's securities or properties or cash and the terms for any such conversion or exchange; (xx) whether the Securities will be subject to Article 11; (xxi) any special provisions for the payment of additional amounts; (xxii) any right to defer payments of interest by extending an interest payment period and the duration of such extension; and (xxiii) any other terms of such series not inconsistent with this Indenture.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Company Order or in any indentures supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Company Order, a copy of an appropriate record of the applicable Board Resolution shall be certified by the Secretary or an Assistant or Attesting Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order setting forth the terms of that series.

         SECTION 2.02 The Securities of any series shall be substantially of the tenor and purport (i) as set forth in one or more indentures supplemental hereto or as provided in a Company Order, or (ii) with respect to any Tranche of Securities of a series subject to Periodic Offering, to the extent permitted by any of the documents referred to in clause (i) above, in Instructions, or by other procedures acceptable to the Trustee specified in such Company Order or Orders, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed or of the Depository, or to conform to usage.

         The Trustee's Certificate of Authentication shall be in substantially the following form:

         "This is one of the Securities of the series designated in accordance with, and referred to in, the within-mentioned Indenture.

         Dated:

         THE BANK OF NEW YORK, as Trustee

         By:___________________________
            Authorized Signatory"


         SECTION 2.03 The Securities shall be issuable as registered Securities and in the denominations of $1,000 or any integral multiple thereof, subject to Sections 2.01(xi) and (xiv). The Securities of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. Except as otherwise specified as contemplated by Section 2.01, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in Dollars at the office or agency of the Company maintained for that purpose. Each Security shall be dated the date of its authentication.

         The interest installment on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, except that interest payable on redemption or maturity shall be payable as set forth in the Company Order or indenture supplemental hereto establishing the terms of such series of Securities. Except as otherwise specified as contemplated by Section 2.01, interest on Securities will be computed on the basis of a 360-day year of twelve 30-day months.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Company may make payment of any Defaulted Interest on Securities to the persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Unless otherwise set forth in a Company Order or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

         Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION  2.04      The  Securities shall,  subject to the provisions of
Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officer of the Company may determine, and shall be signed on behalf of the Company by an Authorized Officer. The signature of such Authorized Officer upon the Securities may be in the form of a facsimile signature of a present or any future Authorized Officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company may use the facsimile signature of any person who shall have been an Authorized Officer, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such person shall have ceased to be an Authorized Officer.

         Only such Securities as shall bear thereon a Certificate of Authentication substantially in the form established for such Securities, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Securities, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Securities, upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the registered holder thereof is entitled to the benefits of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities;
provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with Instructions or such other procedures acceptable to the Trustee as may be specified by or pursuant to a supplemental indenture or Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and (subject to Section 7.01) shall be fully protected in relying upon, (i) an Opinion of Counsel and (ii) an Officers' Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel and Officers' Certificate only once at or prior to the time of the first authentication of Securities of such series and that, in such opinion or certificate, the opinion or certificate described above may state that when the terms of such Securities, or each Tranche thereof, shall have been established pursuant to a Company Order or Orders or pursuant to such procedures acceptable to the Trustee, as may be specified by a Company Order, such terms will have been established in conformity with the provisions of this Indenture. Each Opinion of Counsel and Officers' Certificate delivered pursuant to this Section 2.04 shall include all statements prescribed in Section 13.06(b). Such Opinion of Counsel shall also be to the effect that when such Securities have been executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will be valid and legally binding obligations of the Company, enforceable in accordance with their terms (subject to customary exceptions) and will be entitled to the benefits of this Indenture.

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Company Order, Opinion of Counsel, Officers' Certificate and other documents delivered pursuant to this Section at or prior to the time of the first authentication of Securities of such series unless and until such Company Order, Opinion of Counsel, Officers' Certificate or other documents have been superseded or revoked or expire by their terms.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         SECTION 2.05 (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution, an indenture supplement hereto or Company Order (the "Security Registrar").

         Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, or other location as aforesaid, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

         All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

         (c) Except as provided in the first paragraph of Section 2.07, no service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

         (d) The Company shall neither be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption or as to which the holder thereof has exercised its right, if any, to require the Company to repurchase such Security in whole or in part, except that portion of such Security not required to be repurchased. The provisions of this
Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

         SECTION 2.06 Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series in accordance with Section 2.04. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders thereof), at the office or agency of the Company designated for the purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

         SECTION 2.07 In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every Security issued pursuant to the provisions of this Section in substitution for any Security which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08 All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, or for credit against a sinking fund, shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.09 Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

         SECTION 2.10 So long as any of the Securities of any series remain outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section

2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions it shall resign immediately.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         SECTION  2.11      (a)      If  the Company shall establish pursuant to
Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security which
(i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series,
(ii) shall be registered in the name of the Depository or its nominee, (iii) shall be authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section
2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

         (b) Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the

Company or to a nominee of such successor Depository.

         (c) If at any time the Depository for a series of Securities notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.05, the Trustee will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such
Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute, and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Security Registrar. The Trustee shall deliver such Securities to the Depository for delivery to the persons in whose names such Securities are so registered.

         SECTION 2.12 In the case of the Securities of any series denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Securities as contemplated by Section 2.01, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including, without limitation, the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

         SECTION 2.13 The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) and, if so used, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE THREE
              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

         SECTION 3.01 The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

         SECTION 3.02 (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption or subject to compliance with certain conditions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction or condition.

         Unless otherwise so provided as to a particular series of Securities, if at the time of mailing of any notice of redemption the Company shall not have deposited with the paying agent an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of redemption moneys by the paying agent on or before the date fixed for redemption (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received on or before such date.

         Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any), specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         (b) The Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption (unless the Trustee shall agree to a shorter period) and, in the case of redemption of less than all the Securities of a series, as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $1,000 or any integral multiple thereof, subject to Sections 2.01(xi) and (xiv)) of the principal amount of such Securities of a denomination larger than $1,000 (subject as aforesaid), the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.

         The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by an Authorized Officer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

         SECTION 3.03 (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with, subject to the Company Order or supplemental indenture hereto establishing the terms of such series of Securities, interest accrued to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with, subject to the Company Order or supplemental indenture hereto establishing the terms of such series of Securities, interest accrued thereon to the date fixed for redemption.

         (b) Upon presentation of any Security of such series which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 3.04 The provisions of this Section 3.04 and Sections 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section
2.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of such series as provided for by the terms of Securities of such series.

         SECTION 3.05 The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 3.06 Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02, except that the notice of redemption shall also state that the Securities of such series are being redeemed by operation of the sinking fund and the sinking fund payment date. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                  ARTICLE FOUR
                       PARTICULAR COVENANTS OF THE COMPANY

         The Company covenants and agrees for each series of the Securities as follows:

         SECTION 4.01 The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

         SECTION 4.02 So long as any series of the Securities remain outstanding, the Company agrees to maintain an office or agency with respect to each such series, which shall be in the Borough of Manhattan, the City and State of New York or at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Authorized Officer and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands. The Trustee will initially act as paying agent for the Securities.

         The Company may also from time to time, by written notice signed by an Authorized Officer and delivered to the Trustee, designate one or more other offices or agencies for the foregoing purposes within or outside the Borough of Manhattan, City of New York, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in the Borough of Manhattan, City of New York for the foregoing purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such other office or agency.

         SECTION 4.03 (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the persons entitled thereto;

                  (2) that it will give the Trustee prompt notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

                  (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

                  (4) that it will perform all other duties of paying agent as set forth in this Indenture.

         (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         (c) Anything in this Section to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.04, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

         SECTION 4.04 The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 4.05 The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article Ten hereof are complied with.

         SECTION 4.06 In the event that the Company issues a Discount Security, the Company shall file with the Trustee at or prior to the time of the authentication of such Discount Security a written notice, in such form as mutually agreed upon by the Company and the Trustee, specifying the amount of original issue discount that will be accrued on such Discount Security in each calendar year from the date of issuance to the maturity thereof.

                                  ARTICLE FIVE
                SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                                 AND THE TRUSTEE

         SECTION 5.01 The Company will furnish or cause to be furnished to the Trustee (a) on each regular record date (as defined in Section 2.03) for the Securities of each Tranche of a series a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of such Tranche of Securities as of such regular record date, provided, that the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

         SECTION 5.02 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

         (b) The Trustee may  destroy  any list  furnished  to it as provided in
Section 5.01 upon receipt of a new list so furnished.

         (c) In case three or more holders of Securities of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02; or

                  (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         (d) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of such series or of all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (e) Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (c) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (c).

         SECTION 5.03 (a) The Company covenants and agrees to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, a copy of the annual reports and of the information, documents and other reports (or a copy of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and, unless the Commission shall not accept such information, documents or reports, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service which provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         (d) The Company covenants and agrees to furnish to the Trustee, on or before May 15 in each calendar year in which any of the Securities are outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, a certificate from the principal executive officer, principal financial officer or principal accounting officer, as to his or her knowledge, of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         (e) Delivery of such information, documents or reports to the Trustee pursuant to Section 5.03(a) or 5.03(b) is for informational purposes only and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including, in the case of Section 5.03(b), the Company's compliance with any of the covenants hereunder.

         SECTION 5.04. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each September 15th following the date of this Indenture deliver to Holders a brief report, dated as of such September 15th, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

                                   ARTICLE SIX
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

         SECTION   6.01      (a)      Whenever   used  herein  with  respect  to
Securities of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

                  (1) default in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an extension period);

                  (2) default in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise;

                  (3) default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of that series, and continuance of such default for a period of 30 days;

                  (4) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company with respect to that series contained in such Securities or otherwise established with respect to that series of Securities pursuant to Section 2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Securities of that series at the time outstanding;

                  (5) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued unvacated and unstayed for a period of 90 consecutive days; or an involuntary case shall be commenced under such Code in respect of the Company and shall continue undismissed for a period of 90 consecutive days or an order for relief in such case shall have been entered; or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 consecutive days;

                  (6) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking liquidation or reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors; or

                  (7) the occurrence of any other Event of Default with respect to Securities of such series, as contemplated by Section 2.01 hereof.

         (b) The Company shall file with the Trustee written notice of the occurrence of any Event of Default within five Business Days of the Company's becoming aware of any such Event of Default. In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal (or, if any of such Securities are Discount Securities, such portion of the principal amount thereof as may be specified by their terms as contemplated by Section 2.01) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary notwithstanding.

         (c) Section 6.01(b), however, is subject to the condition that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Securities of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06, then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to that series of Securities; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

         SECTION 6.02 (a) The Company covenants that in case an Event of Default described in subsection 6.01(a)(1) or (a)(2) shall have occurred and be continuing, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law and without duplication of any other amounts paid by the Company in respect thereof) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

         (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series wherever situated the monies adjudged or decreed to be payable.

         (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Securities, or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company or such other obligor under this Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

         (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section
7.06, be for the ratable benefit of the holders of the Securities of such series.

         In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         SECTION  6.03      Any  monies  collected  by the  Trustee  pursuant to
Section 6.02 with respect to a particular series of Securities shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal (or premium, if any) or interest, upon presentation of the several Securities of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

                  SECOND: To the payment of all Senior Debt of the Company if and to the extent required by Article 14.

                  THIRD: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  FOURTH:  To the Company.

         SECTION 6.04 No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

         SECTION 6.05 (a) All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

         (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         SECTION 6.06 The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Securities of any other series at the time outstanding determined in accordance with Section 8.04 not parties thereto. Subject to the provisions of
Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed might involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal otherwise than by acceleration and any premium has been deposited with the Trustee (in accordance with Section 6.01(c))) or a call for redemption of Securities of that series. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.07 The Trustee shall, within 90 days after the occurrence of a default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Securities of that series, as their names and addresses appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (1), (2), (3), (4), (5), (6) and (7) of Section 6.01(a), not including any periods of grace provided for therein and irrespective of the giving of notice provided for by subsection (4) of Section 6.01(a)); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Securities of that series or in the payment of any sinking or analogous fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Securities of that series; provided further, that in the case of any default of the character specified in Section 6.01(a)(4) with respect to Securities of such series no such notice to the holders of the Securities of that series shall be given until at least 30 days after the occurrence thereof.

         The Trustee shall not be deemed to have knowledge of any default, except (i) a default under subsection (a)(1), (a)(2), (a)(3) or (a)(4) of
Section 6.01 as long as the Trustee is acting as paying agent for such series of Securities or (ii) any default as to which the Trustee shall have received written notice or a Responsible Officer charged with the administration of this Indenture shall have obtained written notice.

         SECTION 6.08 All parties to this Indenture agree, and each holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses  made by such party  litigant;  but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of
Securityholders, holding more than 10% in aggregate principal amount of the outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.


                                  ARTICLE SEVEN
                             CONCERNING THE TRUSTEE

         SECTION 7.01 (a) The Trustee, prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing of all Events of Default with respect to Securities of that series which may have occurred, shall undertake to perform with respect to Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all such Events of Default with respect to that series which may have occurred:

                           (i) the duties and  obligations  of the Trustee shall
                  with respect to Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the  absence  of bad faith on the part of the
                  Trustee, the Trustee may with respect to Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Securities of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

                  (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur or risk personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Trustee reasonably believes that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

         (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         SECTION 7.02.     Except as otherwise provided in Section 7.01:

         (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, demand, approval, bond, security or other paper or document believed by it (i) to be genuine and (ii) to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an Officers' Certificate (unless other evidence in respect thereof is specifically prescribed herein);

         (c) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

         (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (which has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, demand, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand. Notwithstanding the foregoing, the Trustee, in its direction, may make such further inquiry or investigation into such facts or matters as it may see fit. In making any investigation required or authorized by this subparagraph, the Trustee shall be entitled to examine books, records and premises of the Company, personally or by agent or attorney;

         (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty;

         (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

         (j) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         SECTION 7.03. (a) The recitals contained herein and in the Securities (other than the Certificate of Authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

         (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

         (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any monies paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any monies received by any paying agent other than the Trustee.

         SECTION 7.04. The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

         SECTION 7.05. Subject to the provisions of Section 11.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any monies received by it hereunder except such as it may agree in writing with the Company to pay thereon.

         SECTION 7.06. (a) The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to such compensation as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

         (c) Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including reasonable charges and expenses of its counsel) and compensation for its services are intended to constitute expenses of administration under applicable Federal or state bankruptcy, insolvency or similar law.

         (d) The provisions of this Section 7.06 shall survive the satisfaction and discharge of this Indenture or the appointment of a successor trustee.

         SECTION 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08. If the Trustee has acquired or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 7.09. There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10. (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                  (2) The Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, unless, with respect to subsection (b)(1) above, the Trustee's duty to resign is stayed as provided in
Section 310(b) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Securities of such series.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

         SECTION 7.11. (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject to any prior lien provided for in Section 7.06(b).

         (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified under the Trust Indenture Act and eligible under this Article.

         (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

         SECTION 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of the Trust Indenture Act and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 7.13. If and when the Trustee shall become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any other obligor upon the Securities).


                                  ARTICLE EIGHT
                         CONCERNING THE SECURITYHOLDERS

         SECTION 8.01. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

         If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, the principal amount of a Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

         SECTION 8.02. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

         (a) The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

         (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

         (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 8.03. Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to

Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         SECTION 8.04. In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by the Company or any other obligor on the Securities of that series or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 8.05. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         SECTION 9.01. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

         (a) to evidence the succession of another person to the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Securities; or

         (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Securities of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Securities of such series to waive such default; or

         (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not materially and adversely affect the interests of the holders of the Securities of any series; or

         (d) to change or eliminate any of the  provisions of this

Indenture or to add any new provision to this Indenture; provided, however, that such change, elimination or addition shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provisions; or

         (e) to establish the form or terms of Securities of any series as permitted by Section 2.01; or

         (f) to add any additional Events of Default with respect to all or any series of outstanding Securities; or

         (g) to provide collateral security for the Securities; or

         (h) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any other matters incidental thereto; or

         (i) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Article Seven; or

         (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; provided, however, that any such place shall be located in New York, New York or be the principal office of the Company; or

         (k) to provide for the payment by the Company of additional amounts in respect of certain taxes imposed on certain holders and for the treatment of such additional amounts as interest and for all matters incidental thereto; or

         (l) to provide for the issuance of Securities denominated in a currency other than Dollars or in a composite currency and for all matters incidental thereto.

         Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                  (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect or evidence such changes or additional provisions; or

                  (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect such changes or elimination; or

                  (z) if, by reason of any such amendment, one or more provisions which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein shall be deemed to be incorporated herein by reference or otherwise, or otherwise made applicable hereto, and shall no longer be required to be contained herein, the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect the elimination of such provisions.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such supplemental indenture or indentures at the time outstanding voting as one class, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity date or dates of any Securities of any series, (ii) extend the time of payment of interest or on any sinking fund payment, other than extensions permitted pursuant to Section 2.01, (iii) reduce the rate of interest on any Security, (iv) reduce the principal amount due for payment on any Security, (v) make the principal, premium, if any, or interest on a Security payable in any coin or currency other than that provided in such Security, (vi) modify any redemption or repurchase right to the detriment of a Securityholder,
(vii)  impair the right of any  Securityholder  to  institute  suit for payment,
(viii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Securities, the holders of which are required to waive any covenant or default and its consequences, (ix) waive any past payment default, (x) modify any provision of Article Fourteen in a manner adverse to the holders or (xi) modify any provision of Section 9.02, without the consent of the holders of each Security then outstanding and affected thereby.

         Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

         It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the
Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04. Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article, Article Two or Article Seven or of Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided



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

for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then outstanding.

         SECTION 9.05. The Trustee, subject to the provisions of Section 7.01, shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.


                                   ARTICLE TEN
                         CONSOLIDATION, MERGER AND SALE

         SECTION 10.01. The Company covenants that it will not merge into or consolidate with any other corporation or other entity (whether or not affiliated with the Company) or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property to any other corporation or other entity (whether or not affiliated with the Company or its successor or successors), unless (i) such other corporation or Person shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest on all the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to Section
2.01 to be kept or performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or Person and (ii) immediately after giving effect to such merger or consolidation, or such sale, conveyance, transfer or lease or other disposition, no Default or Event of Default shall have occurred and be continuing. Any Person may merge into or consolidate with the Company provided that the Company is the surviving corporation.

         SECTION 10.02. (a) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.01 to be kept or performed by the Company with respect to each series, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and thereupon (provided, that in the case of a lease, the term of the lease is at least as long as the longest maturity of any Securities outstanding at such time) the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Securities, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the predecessor Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         (c) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

         SECTION 10.03. The Trustee, subject to the provisions of Section 7.01, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other



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

disposition, and any such assumption, comply with the provisions of this Article.


                                 ARTICLE ELEVEN
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONIES

         SECTION 11.01. Securities of a series may be defeased in accordance with their terms and, unless the Company Order or supplemental indenture establishing the series otherwise provides, in accordance with this Article.

         The Company at any time may terminate as to a series all of its obligations for such series under this Indenture, including under Article 14, ("legal defeasance option"). The Company at any time may terminate as to a series its obligations, if any, under any restrictive covenant, including under
Section 4.05, Article 10 and Article 14, which may be applicable to a particular series ("covenant defeasance option"). However, in the case of the legal defeasance option, the Company's obligations in Sections 2.05, 2.07, 4.02, 7.06,
7.10 and 11.04 shall survive until the Securities of the series are no longer outstanding; thereafter the Company's obligations in Sections 7.06, 7.10 and
11.04 shall survive.

         The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. If the Company exercises its legal defeasance option, a series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, a series may not be accelerated by reference to any restrictive covenant which may be applicable to a particular series so defeased under the terms of the series.

         The Company may exercise as to a series its legal defeasance option or its covenant defeasance option if:

                  (1) The Company irrevocably deposits in trust with the Trustee or another trustee (x) money in an amount which shall be sufficient; or
         (y) Eligible Obligations the principal of and the interest on which when due, without regard to reinvestment thereof, will provide moneys, which, together with the money, if any, deposited or held by the Trustee or such other trustee, shall be sufficient, as demonstrated by evidence in form and substance reasonably acceptable to the Trustee; or
         (z) a  combination  of money and  Eligible

         Obligations which shall be sufficient, as demonstrated by evidence in form and substance reasonably acceptable to the Trustee, to pay the principal of and premium, if any, and interest, if any, due and to become due on such Securities on or prior to maturity; and

                  (2) the Company delivers to the Trustee an Opinion of Counsel to the effect that holders of the series will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance but will realize income gain or loss on the Securities, including payments of interest thereon, in the same amounts and in the same manner and at the same time as would have been the case if such defeasance had not occurred and which, in the case of legal defeasance, shall be (x) accompanied by a ruling of the Internal Revenue Service issued to the Company or (y) based on a change in Federal income tax law or regulation occurring after the date hereof.

         In the event the Company exercises its option to effect a covenant defeasance with respect to the Securities of any series as described above and the Securities of that series are thereafter declared due and payable because of the occurrence of any Event of Default other than the Event of Default caused by failing to comply with the covenants which are defeased, the amount of money and securities on deposit with the Trustee may not be sufficient to pay amounts due on the Securities of that series at the time of the acceleration resulting from such Event of Default. However, the Company shall remain liable for such payments.

         SECTION 11.02. All monies or Eligible Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such monies or Eligible Obligations have been deposited with the Trustee.

         SECTION 11.03. In connection with the satisfaction and discharge of this Indenture all monies or Eligible Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies or Eligible Obligations.

         SECTION 11.04. Any monies or Eligible Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, shall be repaid to the Company on October 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such monies or Eligible Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.


                                 ARTICLE TWELVE
                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

         SECTION 12.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this



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

Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.


                                ARTICLE THIRTEEN
                            MISCELLANEOUS PROVISIONS

         SECTION 13.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 13.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 13.03. The Company by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company under this Indenture and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

         SECTION 13.04. Except as otherwise expressly provided herein any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post office letter box addressed (until another address is filed in writing by the Company with the Trustee), as follows: General Electric Company, 3135 Easton Turnpike, Fairfield, Connecticut 06828, Attention: Treasurer or by facsimile at
(203) 585-1191 Attention: Treasurer. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

         SECTION 13.05. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to conflicts of laws provisions thereof.

         SECTION 13.06. (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 13.07. Except as provided pursuant to Section 2.01 pursuant to a Company Order, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of principal or an Interest Payment Date of any Security or the date of redemption, purchase or repayment of any Security shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

         SECTION 13.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act, such imposed duties shall control.

         SECTION 13.09. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 13.10. In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 13.11. The Company will have the right at all times to assign any of its rights or obligations under the Indenture to a direct or indirect wholly owned subsidiary of the Company; provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

         SECTION 13.12. The Article and Section Headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.13. Whenever this Indenture provides for any action by, or the determination of any rights of, holders of Securities of any series in which not all of such Securities are denominated in the same currency, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than Dollars shall be treated for any such action or determination of rights as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such action or determination of rights (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action or determination of rights) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                                ARTICLE FOURTEEN
                           SUBORDINATION OF SECURITIES

         SECTION 14.01. The Company covenants and agrees, and each Securityholder issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this
Article 14; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees to be bound by such provisions.

         The payment by the Company of the principal of, premium, if any and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article 14 shall prevent the occurrence of any Default or Event of Default hereunder.

         SECTION 14.02. In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Debt, or in the event that the maturity of any Senior Debt has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities until such default shall have been cured or waived in writing or shall have ceased to exist or such Senior Debt shall have been discharged or paid in full.

         In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Company with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities until the holders of all Senior Debt outstanding at the time of such acceleration shall receive payment in full of such Senior Debt (including any amounts due upon acceleration).

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Securityholder when such payment is prohibited by the preceding paragraphs of this Section 14.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear.

         SECTION 14.03. Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash property or securities, to creditors upon any liquidation, dissolution, winding up, receivership, reorganization, assignment for the benefit of creditors, marshaling of assets and liabilities or any bankruptcy, insolvency or similar proceedings of the Company, all amounts due or to become due upon all Senior Debt shall first be paid in full, in cash or cash equivalents, or payment thereof provided for in accordance with its terms, before any payment is made on account of the principal of, premium, if any, or interest on the indebtedness evidenced by the Securities, and upon any such liquidation, dissolution, winding up, receivership, reorganization, assignment, marshaling or proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee under this Indenture would be entitled except for the provisions of this
Article 14, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Debt in full (including, without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest, in any such proceedings), after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee under this Indenture or the holders of the Securities before all Senior Debt is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

         For purposes of this Article 14, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this
Article 14 with respect to the Securities) to the payment of all Senior Debt which may at the time be outstanding; PROVIDED, that (i) the Senior Debt is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 10 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 10. Nothing in Section
14.02 or this Section 14.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Article 7, except as provided therein. This Section shall be subject to the further provisions of Section 14.06.

         SECTION 14.04. Subject to the payment in full of all Senior Debt, the rights of the holders of the Securities shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article 14 and no payment ever pursuant to the provisions of this Article 14 to the holders of Senior Debt by holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Debt and the holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Debt; and no payments or distributions of cash, property or securities to or for the benefit of the Securityholders pursuant to the subrogation provisions of this Article, which would otherwise have been paid to the holders of Senior Debt shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 14 are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand.

         Nothing contained in this Article 14 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 14 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article 14, the Trustee, subject to the provisions of Article 7, and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such liquidation, dissolution, winding up, receivership, reorganization, assignment or marshaling proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 14.

         SECTION 14.05. Each holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take



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such action as may be necessary or appropriate  to effectuate the  subordination provided in this Article 14 and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 14.06. The Company shall give prompt written notice to the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent in respect of the Securities pursuant to the provisions of this Article
14. Regardless of anything to the contrary contained in this Article 14 or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Debt or of any default or event of default with respect to any Senior Debt or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received notice in writing at its principal Corporate Trust Office to that effect signed by an officer of the Company, or by a holder or agent of a holder of Senior Debt who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Debt shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to the provisions of Article 7, be entitled to assume that no such facts exist; PROVIDED, HOWEVER, that if on a date at least three Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the principal of, or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 14.06, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article 14, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person,


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

the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 14, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 14.07. The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article 14 with respect to any Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent, of any of its rights as such holder. Nothing in this Article 14 shall apply to claims of, or payments to, the Trustee under or pursuant to Article 7.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 14, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of
Article 7, the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to holders of Securities, the Company or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 14 or otherwise.

         SECTION 14.08. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article 14 or the obligations hereunder of the holders of the Securities to the holders of such Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument



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

evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

         SECTION 14.09. In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 14 shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 14 in addition to or in place of the Trustee.

         SECTION 14.10. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of Governmental Obligations held in trust under Section 11.02 of this Indenture by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Debt or subject to the restrictions set forth in this Article 14, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Debt or any other creditor of the Company.

         The Bank of New York, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.





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


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                  GENERAL ELECTRIC COMPANY


                                  By_______________________
                                    Name:
                                    Title:



                                           THE BANK OF NEW YORK,
                                                    as Trustee


                                           By________________________
                                             Name:
                                             Title:




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